SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2005

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

     On November 7, 2005, Savient Pharmaceuticals, Inc. (“Savient”) announced a business update, in which it provided a financial overview for the quarter ended September 30, 2005 and discussed recent strategic developments. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In addition, on November 7, 2005, Savient held a publicly available live webcast discussion of this business overview. The transcript of the November 7, 2005 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements And Exhibits

(c) Exhibits

99.1	Press release dated November 7, 2005

99.2	Transcript dated November 7, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005	SAVIENT PHARMACEUTICALS, INC.

	By:	/s/ Philip K. Yachmetz

Philip K. Yachmetz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 7, 2005

99.2	Transcript dated November 7, 2005